UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        ANTEON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                                       13-3880755
--------------------------------------------------------------------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)


3211 JERMANTOWN ROAD, SUITE 700, FAIRFAX, VA            22030-2801
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration file number to which this form relates (if applicable): 333-75884

Securities to be registered pursuant to Section 12(b) of the Act:


         TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE ON WHICH
         TO BE REGISTERED                       EACH CLASS IS TO BE REGISTERED
         ----------------                       ------------------------------
 Common Stock, par value $.01 per share         New York Stock Exchange

     Preferred stock purchase rights            New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act: None

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                                                                               2

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         -------------------------------------------------------

                  The information required by this Item 1 is incorporated by reference to the information set forth under "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-75884) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on December 21, 2001, as amended on each of February 5, 2002, February 19, 2002 and February 21, 2002, and as may be amended after the date hereof (the "Registration Statement"). Such information also will appear in the Registrant's prospectus that forms a part of the Registration Statement, and such prospectus is incorporated by reference.


ITEM 2.  EXHIBITS.
         --------

                  All of the following exhibits have been filed as exhibits to the Registration Statement, and are hereby incorporated by reference.


         EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
--------------------------------------------------------------------------------

              3.1 Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

              3.2 Form of Certificate of Designations of the Series A Preferred Stock, par value $0.01 per share, of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).

              3.3 Form of Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement).

              4.1 Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement).

              4.2 Form of Rights Agreement (incorporated by reference to Exhibit 4.9 to the Registration Statement).

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                                                                               3

                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  February 28, 2002

                                   ANTEON INTERNATIONAL CORPORATION


                                   By:  /s/ Curtis L. Schehr
                                        ---------------------------------------
                                        Name:   Curtis L. Schehr
                                        Title:  Senior Vice President, Secretary
                                                and General Counsel

                                INDEX TO EXHIBITS


         EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
--------------------------------------------------------------------------------

              3.1 Form of Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 to the Registration Statement).

              3.2 Form of Certificate of Designations of the Series A Preferred Stock, par value $0.01 per share, of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement).

              3.3 Form of Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.3 to the Registration Statement).

              4.1 Specimen Common Stock Certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement).

              4.2 Form of Rights Agreement (incorporated by reference to Exhibit 4.9 to the Registration Statement).